Exhibit 99.2

                           THIRD AMENDMENT AND CONSENT
                          TO THE FORBEARANCE AGREEMENT

            THIRD AMENDMENT AND CONSENT TO THE FORBEARANCE AGREEMENT, dated as of December 9, 2002 (this "Third Amendment"), among TRENWICK AMERICA CORPORATION ("Trenwick America"), TRENWICK HOLDINGS LIMITED (the "Account Party"), TRENWICK GROUP LTD. ("Holdings"), LASALLE RE HOLDINGS LIMITED ("LaSalle Holdings"), the lending institutions party to the Credit Agreement referred to below ( each a "Bank," and collectively, the "Banks"), and JPMORGAN CHASE BANK, as Administrative Agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the meaning provided such terms in the Forbearance Agreement and the Credit Agreement referred to below.

                              W I T N E S S E T H :

            WHEREAS, Trenwick America, the Account Party, Holdings, LaSalle Holdings, the Banks and the Administrative Agent are parties to a Forbearance Agreement dated as of November 11, 2002 (as amended, modified and/or supplemented to, but not including the date hereof, the "Forbearance Agreement");

            WHEREAS, Trenwick America, the Account Party, the Banks and the Administrative Agent are parties to the Credit Agreement, dated as of November 24, 1999 and Amended and Restated as of September 27, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

            WHEREAS, Holdings and the Administrative Agent are parties to the Holdings Guaranty, dated as of September 27, 2000 (as amended, modified and/or supplemented to, but not including, the date hereof, the "Holdings Guaranty");

            WHEREAS, subject to the terms and conditions set forth below, the parties hereto wish to amend the Forbearance Agreement as provided herein;

            NOW, THEREFORE, it is agreed;

A.    Amendment and Waiver

      1. Section 2.1 of the Forbearance Agreement is hereby amended by deleting the date "December 13, 2002" appearing therein and inserting the date "December 31, 2002" in lieu thereof.

      2. Notwithstanding anything to the contrary contained in Section 2.2(e) of the Forbearance Agreement, Holdings and/or its Subsidiaries may use the LaSalle Collateral and the Cat E Put Proceeds in an aggregate amount not to exceed approximately (pound)64,699,500 to deposit funds at Lloyd's solely to satisfy the Lloyd's Solvency Deficit; provided that the Lloyd's
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Solvency Deficit is satisfied by first, using no less than the pounds sterling equivalent of $35,000,000 of the Cat E Put Proceeds and second, by using the LaSalle Collateral.

      3. Notwithstanding anything contained in Section 2.2(e) and 2.3 of the Forbearance Agreement, Holdings and/or its Subsidiaries may deposit funds at Lloyd's in an amount not to exceed approximately (pound)9,314,100, in order for Holdings and/or its Subsidiaries to satisfy Lloyd's underwriting capacity requirements for the 2003 year of account.

B.    Miscellaneous Provisions

      1. In order to induce the Banks to enter into this Third Amendment, each Credit Party hereby represents and warrants that (i) the representations and warranties of contained in Article IV of the Forbearance Agreement are true and correct in all material respects on and as of the Forbearance Amendment Effective Date (as defined below) (except with respect to any representations and warranties limited by their terms to a specific date, which shall be true and correct in all material respects as of such date), (ii) there exists no Forbearance Event of Default under the Forbearance Agreement on the Forbearance Amendment Effective Date and (iii) there exists no Default or Event of Default under the Credit Agreement (other than the Events) on the Forbearance Amendment Effective Date, in each case after giving effect to this Amendment.

      2. This Third Amendment is limited as specified and shall not constitute an amendment, modification, acceptance or waiver of any other provision of the Forbearance Agreement.

      3. THIS THIRD AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

      4. This Third Amendment shall become effective on the date (the "Forbearance Amendment Effective Date") when (i) the Borrower, the Account Party, Holdings, LaSalle Holdings and the Required Banks shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of telecopier) the same to the Administrative Agent and (ii) when Lloyd's has issued a letter of comfort in form and substance satisfactory to the Required Banks.

      5. From and after the Forbearance Amendment Effective Date, all references in the Forbearance Agreement shall be deemed to be referenced to the Forbearance Agreement as modified hereby.

                                      * * *


                                      -2-
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            IN WITNESS WHEREOF, the parties hereto have caused this Forbearance
Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                        TRENWICK GROUP LTD.,
                                        in its capacity as a Guarantor and
                                        Pledgor

                                        By /s/ Alan L. Hunte
                                          --------------------------------------
                                          Name:  Alan L. Hunte
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                        TRENWICK AMERICA CORPORATION,
                                        in its capacity as the Borrower and
                                        Guarantor

                                        By /s/ Alan L. Hunte
                                          --------------------------------------
                                          Name:  Alan L. Hunte
                                          Title: Executive Vice President and
                                                 Chief Financial Officer


                                        TRENWICK HOLDINGS LIMITED,
                                        in its capacity as the Account Party

                                        By /s/ Alan L. Hunte
                                          --------------------------------------
                                          Name:  Alan L. Hunte
                                          Title: Director


                                        LASALLE RE HOLDINGS LIMITED,
                                        in its capacity as a Guarantor and
                                        Pledgor

                                        By /s/ John V. Del Col
                                          --------------------------------------
                                          Name:  John V. Del Col
                                          Title: Director

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                     [Bank Signatures Intentionally Omitted]